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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number ___811-05646

New Century Portfolios

(Exact name of registrant as specified in charter)

40 William Street, Suite 100 Wellesley, Massachusetts	02481
(Address of principal executive offices)	(Zip code)

Nicole M. Tremblay, Esq.

Weston Financial Group, Inc.      40 William Street, Suite 100       Wellesley, MA 02481

(Name and address of agent for service)

Registrant's telephone number, including area code:  (781) 235-7055

Date of fiscal year end:         October 31, 2009

Date of reporting period:       October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

NEW CENTURY
P O R T F O L I O S

New Century Capital
New Century Balanced
New Century Opportunistic
New Century International
New Century Alternative Strategies

ANNUAL REPORT

Year Ended October 31, 2009

40 William Street, Suite 100, Wellesley MA 02481      781-239-0445       888-639-0102      Fax 781-237-1635

CONTENTS

PRESIDENT’S LETTER TO SHAREHOLDERS	2-3

PERFORMANCE CHARTS	4-6

PORTFOLIO INFORMATION	7-11

NEW CENTURY PORTFOLIOS
Schedules of Investments	12-20
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23-25
Financial Highlights	26-30
Notes to Financial Statements	31-41
Report of Independent Registered Public Accounting Firm	42
Board of Trustees and Officers	43-44
Federal Tax Information	44
About Your Portfolio’s Expenses	45-47
Trustees Approval of Investment Advisory Agreements	48-51

LETTER TO SHAREHOLDERS	December 2009

Dear Fellow Shareholders:

I am pleased to present our 20th Annual Report. This Report contains important financial information for each of the New Century Portfolios. For additional information, I invite you to visit our website at www.newcenturyportfolios.com.

Although investors may find it impossible to believe, the overall domestic equity market, as measured by the S&P 500Æ Composite Index, clawed back a healthy, and more importantly, a positive return for the trailing twelve-month period, ended October 31, 2009.  After bottoming out on March 9th, the market has recovered to October 2008 levels.  Although we were unfortunate witnesses to a historic financial crisis, we have since participated in an equally impressive rebound off of the market bottom. We believe that many variables contributed to the global economic recovery.  The expansive U.S. economic stimulus package helped to stabilize the credit markets and the housing markets.  The stimulus plans, coupled with a rebound in investor sentiment and better than expected corporate earnings, provided the foundation that we believe is required for a recovery.  While we are pleased and comforted by the rebound, we remain cautiously optimistic as we enter 2010 as market dynamics continue to be highly unpredictable and fragile.

Towards the end of the first quarter of 2009, the New Century Capital Portfolio reduced cash balances that previously had been increased to provide downside protection during the volatile investment environment. Cash was reinvested in the large-cap growth and foreign equity sectors.  In addition, the Portfolio’s thematic allocation continued to favor the energy and utilities sectors.  During the twelve-month period ended October 31, 2009, the New Century Capital Portfolio gained 13.05% as compared to the S&P 500Æ Composite Index which gained 9.80%.

Over the last six to eight months, the New Century Balanced Portfolio also reinvested cash back into the overall market.  During the period, the Portfolio increased its exposure to foreign investments - both fixed income and equities.  While the Portfolio increased exposure to the foreign markets, it preserved a more-conservative stance to the overall equity market by maintaining a 50/50 equity-to-fixed income allocation.  During the past two quarters, the Portfolio increased exposure to quality corporate and high-yield bonds while reducing exposure to government debt.  During the twelve-month period ended October 31, 2009, the New Century Balanced Portfolio returned 15.57% as compared to the S&P 500Æ Composite Index which gained 9.80% and the Barclays Capital U.S. Intermediate Government/Credit Bond Index which gained 12.03%.

At the start of the twelve-month period ending October 31, 2009, the New Century Opportunistic Portfolio maintained a defensive posture.  In the latter part of the first quarter of 2009, the Portfolio began a moderate shift to more growth orientated investments.  The Portfolio repositioned its defensive cash positions primarily into consumer staples, large-cap equities, and emerging market equities.   During the twelve-month period ended October 31, 2009, the New Century Opportunistic Portfolio posted a gain of 12.57% while the Russell 3000 Growth posted a gain of 17.04%.

The New Century International Portfolio redeployed cash primarily into its diversified funds sector during the first half of 2009.  The Portfolio also positioned itself to participate in the continuing decline of the U.S. dollar.  A rising allocation to the European sector was fueled in part by positive growth, as well as cash flowing into diversified European investments.  A slight increase to the Americas (ex-U.S.) was the result of additional bias to Latin America.  In addition to the Americas, the New Century International Portfolio continues to maintain holdings in non-traditional EAFE regions such as India and China.  Emerging Markets continues to outperform traditional international equity markets, resulting in an increased emerging market allocation.  During the twelve-month period ended October 31, 2009, the New Century International Portfolio gained 27.45%.  The international equity markets, as measured by the MSCI EAFE Index, increased 27.71% during the same time period.

The New Century Alternative Strategies Portfolio reduced its exposure to merger arbitrage given the lack of merger activity.  Long/Short equity investments were reduced in favor of global macro and asset allocation strategies to take advantage of distressed valuations in both the equity and fixed income markets.  Cash balances were reduced to build fixed income holdings including structured notes.  The New Century Alternative Strategies Portfolio had a total return of 13.16% for the twelve-month period ended October 31, 2009, as compared to the S&P 500Æ Composite Index which gained 9.80% and the Barclays Capital U.S. Intermediate Government/Credit Bond Index which gained 12.03% during the same time period.

While future performance is always unpredictable, we are confident that New Century’s investment philosophy -diversification, risk assessment and long-term focus - will maximize risk-adjusted returns.

New Century is committed to its shareholders and appreciates your selecting New Century as part of your long-term investment strategy.

Sincerely,
Wayne M. Grzecki
President

Investors should take into consideration the investment objectives, risks, charges and expenses of the New Century Portfolios carefully before investing. The prospectus contains these details and other information and should be read carefully before investing. Principal value of an investment will fluctuate and shares when redeemed may be worth more or less than your original investment. Past performance is not indicative of future results. Portfolio and opinions expressed herein are subject to change.

PERFORMANCE CHARTS (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the New Century Capital Portfolio and the S&P 500® Composite Index

Comparison of the Change in Value of a $10,000 Investment
in the New Century Balanced Portfolio, S&P 500® Composite Index and
Barclays Capital U.S. Intermediate Government/Credit Bond Index

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE CHARTS (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment
in the New Century Opportunistic Portfolio, the NASDAQ Composite Index
and the Russell 3000 Growth Index

Comparison of the Change in Value of a $10,000 Investment
in the New Century International Portfolio and the MSCI EAFE Index

*	Initial public offering of shares was November 1, 2000.

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PERFORMANCE CHARTS (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment
in the New Century Alternative Strategies Portfolio, S&P 500® Composite Index
and Barclays Capital U.S. Intermediate Government/Credit Bond Index

*	Initial public offering of shares was May 1, 2002.

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

NEW CENTURY CAPITAL PORTFOLIO
PORTFOLIO INFORMATION
October 31, 2009 (Unaudited)

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
American Funds Growth Fund of America - Class A	8.9%
iShares Dow Jones U.S. Energy Sector Index	6.0%
iShares MSCI Emerging Markets Index	5.5%
Marsico 21st Century	5.3%
iShares S&P MidCap 400 Value Index	5.1%
Amana Trust Income	4.6%
Fidelity Capital Appreciation	4.5%
iShares S&P 500 Growth Index	4.1%
Vanguard 500 Index - Investor Shares	3.9%
Goldman Sachs Growth Opportunities - Class A	3.8%

NEW CENTURY BALANCED PORTFOLIO
PORTFOLIO INFORMATION
October 31, 2009 (Unaudited)

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
Loomis Sayles Bond - Institutional Class	9.3%
Templeton Global Bond - Class A	7.5%
First Eagle Global - Class A	7.2%
iShares S&P 500 Index	5.6%
Dodge & Cox Income	4.8%
S&P MidCap 400 Depositary Receipts	4.6%
American Funds AMCAP - Class A	4.2%
iShares MSCI EAFE Index	4.2%
Loomis Sayles Institutional High Income	3.8%
Fidelity Select Utilities Growth	3.7%

NEW CENTURY OPPORTUNISTIC PORTFOLIO
PORTFOLIO INFORMATION
October 31, 2009 (Unaudited)

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
iShares S&P 500 Growth Index	18.7%
iShares MSCI Emerging Markets Index	10.3%
S&P MidCap 400 Depositary Receipts	9.9%
Technology Select Sector SPDR	7.8%
iShares S&P 500 Value Index	7.2%
iShares S&P North American Natural Resources Index	7.1%
iShares S&P SmallCap 600 Growth Index	5.5%
PowerShares Dynamic Pharmaceuticals	4.3%
PowerShares Dynamic Food & Beverage	4.2%
iShares Dow Jones U.S. Energy Sector Index	3.8%

NEW CENTURY INTERNATIONAL PORTFOLIO
PORTFOLIO INFORMATION
October 31, 2009 (Unaudited)

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
iShares S&P Latin America 40 Index	7.4%
Fidelity Canada	6.0%
iShares MSCI Germany Index	5.4%
iShares FTSE/Xinhua China 25 Index	5.2%
iShares MSCI United Kingdom Index	4.2%
iShares MSCI EAFE Index	4.0%
Vanguard European Stock ETF	4.0%
iShares S&P Global Energy Sector Index	3.6%
iShares MSCI Switzerland Index	3.5%
iShares MSCI Australia Index	3.4%

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
PORTFOLIO INFORMATION
October 31, 2009 (Unaudited)

Asset Allocation (% of Net Assets)

Top Ten Long-Term Holdings

Security Description	% of Net Assets
First Eagle Global - Class A	5.1%
FPA Crescent - Class I	4.5%
Merger	4.3%
Calamos Market Neutral Income - Class A	4.1%
Hussman Strategic Growth	3.8%
Leuthold Core Investment	3.7%
Arbitrage - Class R	3.7%
BlackRock Global Allocation - Class A	3.6%
Fairholme	3.0%
Gateway - Class A	3.0%

NEW CENTURY CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2009

INVESTMENT COMPANIES — 96.3%	Shares	Value
Large-Cap Funds — 41.1%
Amana Trust Income	145,625	$3,914,391
American Funds AMCAP - Class A	156,403	2,382,019
American Funds Growth Fund of America - Class A	298,067	7,573,884
Fidelity Capital Appreciation	202,540	3,789,524
iShares Russell 1000 Growth Index (a)	235	10,744
iShares Russell 1000 Value Index (a)	28,800	1,546,848
iShares S&P 500 Growth Index (a)	64,900	3,494,216
iShares S&P 500 Index (a)	17,350	1,803,359
iShares S&P 500 Value Index (a)	51,500	2,541,010
Marsico 21st Century	405,656	4,547,406
Vanguard 500 Index - Investor Shares	34,581	3,307,004
		34,910,405
Sector Funds — 19.1%
Biotech HOLDRs Trust (a) (b)	11,700	1,057,680
Consumer Staples Select Sector SPDR (a)	74,200	1,916,586
Fidelity Select Utilities Growth	71,234	2,954,058
iShares Dow Jones U.S. Energy Sector Index (a)	156,200	5,064,004
iShares Dow Jones U.S. Transportation Average Index (a)	7,500	485,325
iShares S&P North American Natural Resources Index (a)	31,800	1,024,914
PowerShares Dynamic Biotechnology & Genome (a) (b)	58,600	896,580
PowerShares Dynamic Food & Beverage (a)	77,200	1,058,412
PowerShares Dynamic Pharmaceuticals (a)	59,300	987,345
SPDR Gold Trust (a) (b) (c)	8,000	820,000
		16,264,904
International Funds — 15.3%
First Eagle Global - Class A	63,341	2,453,821
iShares MSCI EAFE Growth Index (a)	34,600	1,828,610
iShares MSCI EAFE Index (a)	40,200	2,142,660
iShares MSCI EAFE Value Index (a)	39,000	1,923,870
iShares MSCI Emerging Markets Index (a)	124,200	4,664,952
		13,013,913
Mid-Cap Funds — 12.7%
Goldman Sachs Growth Opportunities - Class A (b)	186,024	3,244,264
iShares S&P MidCap 400 Growth Index (a)	18,000	1,282,500
iShares S&P MidCap 400 Value Index (a)	73,000	4,334,740
Janus Orion - J Shares	117,840	1,064,099
S&P MidCap 400 Depositary Receipts (a)	7,200	860,688
		10,786,291
Small-Cap Funds — 8.1%
Buffalo Small Cap (b)	58,258	1,216,437
iShares S&P SmallCap 600 Growth Index (a)	54,600	2,812,446
iShares S&P SmallCap 600 Value Index (a)	53,700	2,831,601
		6,860,484

Total Investment Companies (Cost $72,456,258)		$81,835,997

See accompanying notes to financial statements.

NEW CENTURY CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 3.8%	Shares	Value
AIM STIT-STIC Prime Portfolio (The) - Institutional Class, 0.13% (d) (Cost $3,240,524)	3,240,524	$3,240,524

Total Investments at Value — 100.1% (Cost $75,696,782)		$85,076,521

Liabilities in Excess of Other Assets — (0.1%)		(76,224)

Net Assets — 100.0%		$85,000,297

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2009.

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2009

INVESTMENT COMPANIES — 95.4%	Shares	Value
Government/Corporate Bond Funds — 21.0%
American Century Target Maturities Trust Series 2015 - Investor Class	15,740	$1,529,000
iShares Barclays 3-7 Year Treasury Bond (a)	5,000	562,250
iShares Barclays Aggregate Bond (a)	10,000	1,048,100
Loomis Sayles Bond - Institutional Class	440,172	5,726,632
ProShares UltraShort 20+ Year Treasury (a) (b)	38,000	1,735,080
Rydex Inverse Government Long Bond Strategy - Investor Class (b)	127,984	1,821,205
Vanguard Inflation-Protected Securities - Investor Shares	41,736	530,050
		12,592,317
Sector Funds — 17.0%
Biotech HOLDRs Trust (a) (b)	7,600	687,040
Consumer Staples Select Sector SPDR (a)	54,000	1,394,820
Fidelity Select Utilities Growth	55,287	2,292,747
iShares Dow Jones U.S. Energy Sector Index (a)	69,400	2,249,948
iShares S&P North American Natural Resources Index (a)	31,800	1,024,914
PowerShares Dynamic Biotechnology & Genome (a) (b)	36,900	564,570
PowerShares Dynamic Food & Beverage (a)	78,000	1,069,380
PowerShares Dynamic Pharmaceuticals (a)	40,100	667,665
SPDR Gold Trust (a) (b) (c)	5,300	543,250
		10,494,334
Large-Cap Funds — 13.1%
American Funds AMCAP - Class A	171,567	2,612,962
iShares Russell 1000 Growth Index (a)	19,600	896,112
iShares Russell 1000 Value Index (a)	20,300	1,090,313
iShares S&P 500 Index (a)	33,400	3,471,596
		8,070,983
International Funds — 11.4%
First Eagle Global - Class A	114,262	4,426,493
iShares MSCI EAFE Index (a)	48,800	2,601,040
		7,027,533
Worldwide Bond Funds — 9.8%
Loomis Sayles Global Bond - Institutional Class	86,833	1,407,569
Templeton Global Bond - Class A	370,778	4,634,723
		6,042,292
High Quality Bond Funds — 6.6%
Calvert Social Investment - Class I	71,889	1,099,907
Dodge & Cox Income	229,480	2,978,650
		4,078,557
Mid-Cap Funds — 5.5%
iShares S&P MidCap 400 Value Index (a)	9,000	534,420
S&P MidCap 400 Depositary Receipts (a)	23,580	2,818,753
		3,353,173

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

INVESTMENT COMPANIES — 95.4% (Continued)	Shares	Value
Small-Cap Funds — 4.4%
iShares S&P SmallCap 600 Growth Index (a)	30,800	$1,586,508
iShares S&P SmallCap 600 Value Index (a)	21,300	1,123,149
		2,709,657
High Yield Bond Funds — 3.8%
Loomis Sayles Institutional High Income	310,478	2,316,164

Convertible Bond Funds — 2.8%
Davis Appreciation & Income - Class A	75,221	1,708,280

Total Investment Companies (Cost $56,505,940)		$58,753,290

MONEY MARKET FUNDS — 4.7%	Shares	Value
AIM STIT-STIC Prime Portfolio (The) - Institutional Class, 0.13% (d)
(Cost $2,890,634)	2,890,634	$2,890,634

Total Investments at Value — 100.1% (Cost $59,396,574)		$61,643,924

Liabilities in Excess of Other Assets — (0.1%)		(66,361)

Net Assets — 100.0%		$61,577,563

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2009.

See accompanying notes to financial statements.

NEW CENTURY OPPORTUNISTIC PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2009

INVESTMENT COMPANIES — 97.5%	Shares	Value
Sector Funds — 37.1%
Biotech HOLDRs Trust (a) (b)	3,200	$289,280
Consumer Staples Select Sector SPDR (a)	12,300	317,709
iShares Dow Jones U.S. Energy Sector Index (a)	13,200	427,944
iShares S&P North American Natural Resources Index (a)	24,900	802,527
PowerShares Dynamic Biotechnology & Genome (a) (b)	26,500	405,450
PowerShares Dynamic Food & Beverage (a)	35,000	479,850
PowerShares Dynamic Pharmaceuticals (a)	29,500	491,175
SPDR Gold Trust (a) (b) (c)	1,000	102,500
Technology Select Sector SPDR (a)	42,800	882,108
		4,198,543
Large-Cap Funds — 29.4%
iShares S&P 500 Growth Index (a)	39,400	2,121,296
iShares S&P 500 Value Index (a)	16,500	814,110
Vanguard Growth ETF (a)	8,000	389,040
		3,324,446
International Funds — 13.6%
iShares MSCI Emerging Markets Index (a)	31,100	1,168,116
Janus Overseas - J Shares	9,487	366,655
		1,534,771
Mid-Cap Funds — 9.9%
S&P MidCap 400 Depositary Receipts (a)	9,402	1,123,915

Small-Cap Funds — 7.5%
iShares S&P SmallCap 600 Growth Index (a)	12,000	618,120
iShares S&P SmallCap 600 Value Index (a)	4,400	232,012
		850,132

Total Investment Companies (Cost $10,593,933)		$11,031,807

MONEY MARKET FUNDS — 2.6%	Shares	Value
AIM STIT-STIC Prime Portfolio (The) - Institutional Class, 0.13% (d)
(Cost $294,203)	294,203	$294,203

Total Investments at Value — 100.1% (Cost $10,888,136)		$11,326,010

Liabilities in Excess of Other Assets — (0.1%)		(10,005)

Net Assets — 100.0%		$11,316,005

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	For federal income tax purposes, structured as a grantor trust.

(d)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2009.

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2009

INVESTMENT COMPANIES — 94.9%	Shares	Value
Europe Funds — 26.0%
Franklin Mutual European - Class A	109,551	$2,120,901
iShares MSCI France Index (a)	10,000	245,000
iShares MSCI Germany Index (a)	227,200	4,791,648
iShares MSCI Spain Index (a)	37,200	1,803,456
iShares MSCI Sweden Index (a)	58,000	1,361,840
iShares MSCI Switzerland Index (a)	147,300	3,149,274
iShares MSCI United Kingdom Index (a)	244,146	3,781,822
Ivy European Opportunities - Class A	115,423	2,441,194
Vanguard European Stock ETF (a)	74,200	3,584,602
		23,279,737
Diversified Funds — 25.2%
Columbia Acorn International Select - Class A	56,993	1,278,360
iShares MSCI EAFE Growth Index (a)	45,500	2,404,675
iShares MSCI EAFE Index (a)	67,800	3,613,740
iShares MSCI EAFE Value Index (a)	51,000	2,515,830
iShares S&P Global Energy Sector Index (a)	92,400	3,213,672
iShares S&P Global Infrastructure Index (a)	36,600	1,174,860
iShares S&P Global Materials Index (a)	26,700	1,450,611
Janus Overseas - J Shares	77,834	3,008,266
MainStay International Equity - Class A	204,290	2,502,554
Templeton Institutional Funds - Foreign Smaller Companies Series	97,554	1,361,848
		22,524,416
Americas Funds — 20.8%
Fidelity Canada	120,676	5,365,247
iShares MSCI Canada Index (a)	126,000	3,005,100
iShares MSCI Mexico Investable Market Index (a)	59,800	2,607,280
iShares S&P Latin America 40 Index (a)	154,600	6,658,622
PowerShares DB U.S. Dollar Index Bearish (a) (b)	36,000	1,010,880
		18,647,129
Asia/Pacific Funds — 17.6%
Fidelity Japan	197,238	1,978,300
iShares FTSE/Xinhua China 25 Index (a)	111,300	4,642,323
iShares MSCI Australia Index (a)	138,100	3,028,533
iShares MSCI Japan Index (a)	143,800	1,374,728
iShares MSCI Pacific ex-Japan Index (a)	64,800	2,565,432
Matthews Pacific Tiger - Class I	119,303	2,114,057
		15,703,373
Emerging Market Funds — 5.3%
iShares MSCI Emerging Markets Index (a)	64,000	2,403,840
Vanguard Emerging Markets Stock Index (a)	61,000	2,293,600
		4,697,440

Total Investment Companies (Cost $70,624,229)		$84,852,095

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

MONEY MARKET FUNDS — 5.2%	Shares	Value
AIM STIT-STIC Prime Portfolio (The) - Institutional Class, 0.13% (c) (Cost $4,683,721)	4,683,721	$4,683,721

Total Investments at Value — 100.1% (Cost $75,307,950)		$89,535,816

Liabilities in Excess of Other Assets — (0.1%)		(86,351)

Net Assets — 100.0%		$89,449,465

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2009.

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
SCHEDULE OF INVESTMENTS
October 31, 2009

INVESTMENT COMPANIES — 94.8%	Shares	Value
Global Macro Funds — 16.2%
BlackRock Global Allocation - Class A	290,254	$5,032,997
First Eagle Global - Class A	182,504	7,070,220
iPath S&P 500 VIX Short-Term Futures ETN (a) (b)	67,000	3,230,740
Ivy Asset Strategy - Class A	171,212	3,609,139
Mutual Global Discovery - Class Z	136,044	3,597,011
		22,540,107
Asset Allocation Funds — 15.4%
Berwyn Income	207,310	2,578,931
FPA Crescent - Class I	258,710	6,201,268
Greenspring	161,726	3,574,143
Leuthold Core Investment	341,518	5,197,902
Oakmark Equity & Income - Class I	160,696	3,945,082
		21,497,326
Long/Short Equity Funds — 13.8%
CGM Focus	79,402	2,166,882
Diamond Hill Long-Short - Class I	259,063	4,062,109
Federated Prudent Bear - Class A (b)	349,990	2,036,941
Hussman Strategic Growth	406,731	5,271,235
Schwab Hedged Equity - Select Shares	208,846	2,808,983
TFS Market Neutral (b)	188,413	2,811,123
		19,157,273
Merger Arbitrage Funds — 11.4%
Arbitrage - Class R (b)	399,426	5,128,633
Gabelli ABC	292,889	2,841,025
Gabelli Global Deal (c)	131,154	1,865,010
Merger	392,223	6,032,393
		15,867,061
High Yield/Fixed Income Funds — 9.0%
Eaton Vance National Municipal - Class I	196,010	1,854,250
Loomis Sayles Institutional High Income	522,406	3,897,148
Nuveen Multi-Strategy Income & Growth 2 (c)	230,000	1,610,000
Oppenheimer International Bond - Class A	262,320	1,715,573
Principal High Yield - Class A	145,396	1,106,460
Western Asset Emerging Markets Debt (c)	143,600	2,334,936
		12,518,367
Natural Resources Funds — 8.8%
Goldman Sachs Commodity Strategy - Institutional Shares	259,554	1,596,255
Permanent Portfolio	20,224	757,797
PIMCO Commodity Real Return Strategy - Class A	255,625	2,037,329
PowerShares Water Resources Portfolio (a)	163,000	2,562,360
RS Global Natural Resources - Class A	38,866	1,064,925
SPDR Gold Trust (a) (b) (d)	18,000	1,845,000
T. Rowe Price New Era	9,618	393,089
Vanguard Precious Metals & Minerals - Investor Shares	109,815	1,998,633
		12,255,388

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)

INVESTMENT COMPANIES — 94.8% (Continued)	Shares	Value
Deep Value/Distressed Securities Funds — 6.1%
Fairholme	152,724	$4,209,073
Mutual Beacon - Class Z	155,259	1,687,670
Third Avenue Value	57,821	2,578,825
		8,475,568
Real Estate Funds — 6.0%
AIM Real Estate - Class A	144,660	2,291,415
Cohen & Steers International Realty - Class I	75,573	835,085
ING Global Real Estate - Class I	153,248	2,185,320
Third Avenue Real Estate Value	154,939	3,077,098
		8,388,918
Convertible Arbitrage Funds — 4.1%
Calamos Market Neutral Income - Class A	508,067	5,766,561

Option Hedged Funds — 4.0%
Gateway - Class A	171,386	4,202,397
NFJ Dividend, Interest & Premium Strategy (c)	100,000	1,319,000
		5,521,397

Total Investment Companies (Cost $131,626,257)		$131,987,966

STRUCTURED NOTES — 4.3%	Par Value	Value
Credit Suisse, Buffered Accelerated Return Equity Security Linked Note,
due 03/29/2010	$1,500,000	$1,810,200
Credit Suisse, Buffered Accelerated Return Equity Security Linked Note,
due 05/05/2011	1,250,000	1,538,000
Credit Suisse, Callable Yield Note, 17%, due 02/26/2010	1,200,000	1,228,320
Deutsche Bank, Buffered Barrier Rebate Securities Linked Note,
due 06/30/2010	1,200,000	1,380,120
Total Structured Notes (Cost $5,150,000)		$5,956,640

MONEY MARKET FUNDS — 0.7%	Shares	Value
AIM STIT-STIC Prime Portfolio (The) - Institutional Class, 0.13% (e)
(Cost $929,609)	929,609	$929,609

Total Investments at Value — 99.8% (Cost $137,705,866)		$138,874,215

Other Assets in Excess of Liabilities — 0.2%		293,718

Net Assets — 100.0%		$139,167,933

(a)	Exchange-traded fund.

(b)	Non-income producing security.

(c)	Closed-end fund.

(d)	For federal income tax purposes, structured as a grantor trust.

(e)	Variable rate security. The rate shown is the 7-day effective yield as of October 31, 2009.

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2009

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
ASSETS
Investments in securities:
At acquisition cost	$75,696,782	$59,396,574	$10,888,136	$75,307,950	$137,705,866
At value (Note 1A)	$85,076,521	$61,643,924	$11,326,010	$89,535,816	$138,874,215
Dividends and interest receivable	588	568	69	775	61,598
Receivable for investment securities sold	—	—	—	—	300,000
Receivable for capital shares sold	16,992	1,975	—	41,923	249,685
Other assets	5,664	4,251	802	5,725	9,849
TOTAL ASSETS	85,099,765	61,650,718	11,326,881	89,584,239	139,495,347

LIABILITIES
Payable for investment securities purchased	—	—	—	—	23,442
Payable for capital shares redeemed	—	—	—	27,740	185,406
Payable to Advisor (Note 2)	77,859	55,729	3,138	81,739	94,779
Payable to Distributor (Note 3)	14,500	11,000	2,600	18,000	15,000
Other accrued expenses	7,109	6,426	5,138	7,295	8,787
TOTAL LIABILITIES	99,468	73,155	10,876	134,774	327,414

NET ASSETS	$85,000,297	$61,577,563	$11,316,005	$89,449,465	$139,167,933

Net assets consist of:
Paid-in capital	$86,078,475	$62,855,232	$13,223,470	$84,249,367	$149,508,192
Undistributed net investment income	197,710	286,958	12,312	407,805	690,216
Accumulated net realized losses on investments	(10,655,627)	(3,811,977)	(2,357,651)	(9,435,573)	(12,198,824)
Net unrealized appreciation on investments	9,379,739	2,247,350	437,874	14,227,866	1,168,349
Net assets	$85,000,297	$61,577,563	$11,316,005	$89,449,465	$139,167,933

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	6,412,570	5,161,216	1,419,868	7,044,838	12,531,578

Net asset value, offering price and redemption price per share (a)	$13.26	$11.93	$7.97	$12.70	$11.11

(a)	Redemption price may differ from the net asset value per share depending upon the length of time held (Note 1B).

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2009

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
INVESTMENT INCOME
Dividends	$1,306,954	$2,062,413	$170,702	$2,041,691	$3,112,585
Interest	—	—	—	—	243,012
Total income	1,306,954	2,062,413	170,702	2,041,691	3,355,597

EXPENSES
Investment advisory fees (Note 2)	776,821	585,552	105,825	762,042	996,203
Distribution costs (Note 3)	146,003	117,478	26,283	167,870	177,509
Accounting fees	37,833	35,859	31,049	37,600	43,251
Administration fees (Note 2)	29,834	24,047	9,406	29,369	46,585
Legal and audit fees	24,728	20,547	9,048	23,669	37,991
Transfer agent fees	21,000	21,000	21,000	21,000	21,000
Trustees’ fees and expenses (Note 2)	20,073	15,240	2,801	19,592	34,745
Custody and bank service fees	14,306	11,803	3,891	15,129	24,580
Insurance expense	8,961	6,290	1,186	9,169	13,060
Other expenses	18,297	13,092	9,762	15,296	19,311
Total expenses	1,097,856	850,908	220,251	1,100,736	1,414,235
Less fees waived by the Advisor (Note 2)	—	—	(61,513)	—	—
Net expenses	1,097,856	850,908	158,738	1,100,736	1,414,235

NET INVESTMENT INCOME	209,098	1,211,505	11,964	940,955	1,941,362

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on investments	(943,200)	(9,218)	31,585	(2,148,251)	(12,689,464)
Capital gain distributions from regulated investment companies	456,941	434,303	—	631,323	3,563,874
Net change in unrealized appreciation (depreciation) on investments	9,081,737	6,385,829	1,308,727	19,348,921	22,991,658

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	8,595,478	6,810,914	1,340,312	17,831,993	13,866,068

NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,804,576	$8,022,419	$1,352,276	$18,772,948	$15,807,430

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

	New Century Capital Portfolio		New Century Balanced Portfolio
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
FROM OPERATIONS
Net investment income	$209,098	$99,564	$1,211,505	$1,423,100
Net realized losses from security transactions	(943,200)	(13,968,157)	(9,218)	(5,827,215)
Capital gain distributions from regulated investment companies	456,941	4,895,351	434,303	1,970,480
Net change in unrealized appreciation (depreciation) on investments	9,081,737	(47,999,307)	6,385,829	(24,432,963)
Net increase (decrease) in net assets from operations	8,804,576	(56,972,549)	8,022,419	(26,866,598)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	(208,624)	(998,890)	(1,229,934)	(1,727,951)
From net realized gains on security transactions (Note 1E)	—	(5,981,681)	—	(4,963,213)
Decrease in net assets from distributions to shareholders	(208,624)	(6,980,571)	(1,229,934)	(6,691,164)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,209,472	5,466,809	2,231,634	1,980,783
Proceeds from redemption fees collected (Note 1B)	256	93	—	43
Net asset value of shares issued in reinvestment of distributions to shareholders	197,220	6,680,167	1,183,887	6,441,127
Payments for shares redeemed	(13,121,162)	(8,303,148)	(11,053,884)	(7,492,684)
Net increase (decrease) in net assets from capital share transactions	(7,714,214)	3,843,921	(7,638,363)	929,269

TOTAL INCREASE (DECREASE) IN NET ASSETS	881,738	(60,109,199)	(845,878)	(32,628,493)

NET ASSETS
Beginning of year	84,118,559	144,227,758	62,423,441	95,051,934
End of year	$85,000,297	$84,118,559	$61,577,563	$62,423,441

UNDISTRIBUTED NET INVESTMENT INCOME (end of year)	$197,710	$191,871	$286,958	$281,588

CAPITAL SHARE ACTIVITY
Shares sold	453,982	345,411	200,591	144,570
Shares reinvested	17,453	359,535	112,859	444,216
Shares redeemed	(1,213,660)	(525,669)	(1,073,900)	(561,016)
Net increase (decrease) in shares outstanding	(742,225)	179,277	(760,450)	27,770
Shares outstanding, beginning of year	7,154,795	6,975,518	5,921,666	5,893,896
Shares outstanding, end of year	6,412,570	7,154,795	5,161,216	5,921,666

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

	New Century Opportunistic Portfolio		New Century International Portfolio
	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2009	Year Ended October 31, 2008
FROM OPERATIONS
Net investment income (loss)	$11,964	$(87,741)	$940,955	$2,065,042
Net realized gains (losses) from security transactions	31,585	(2,629,023)	(2,148,251)	(12,761,412)
Capital gain distributions from regulated investment companies	—	409,448	631,323	5,535,179
Net change in unrealized appreciation (depreciation) on investments	1,308,727	(4,068,236)	19,348,921	(66,231,378)
Net increase (decrease) in net assets from operations	1,352,276	(6,375,552)	18,772,948	(71,392,569)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	—	(65,157)	(835,144)	(2,455,459)
From net realized gains on security transactions (Note 1E)	—	(464,131)	—	(3,446,048)
Decrease in net assets from distributions to shareholders	—	(529,288)	(835,144)	(5,901,507)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,205,934	2,921,340	8,943,153	15,672,710
Proceeds from redemption fees collected (Note 1B)	657	29	1,481	1,655
Net asset value of shares issued in reinvestment of distributions to shareholders	—	529,288	568,685	4,112,509
Payments for shares redeemed	(2,829,435)	(894,407)	(14,236,006)	(13,674,851)
Net increase (decrease) in net assets from capital share transactions	(622,844)	2,556,250	(4,722,687)	6,112,023

TOTAL INCREASE (DECREASE) IN NET ASSETS	729,432	(4,348,590)	13,215,117	(71,182,053)

NET ASSETS
Beginning of year	10,586,573	14,935,163	76,234,348	147,416,401
End of year	$11,316,005	$10,586,573	$89,449,465	$76,234,348

UNDISTRIBUTED NET INVESTMENT INCOME (end of year)	$12,312	$325	$407,805	$289,020

CAPITAL SHARE ACTIVITY
Shares sold	313,506	281,392	831,409	968,648
Shares reinvested	—	48,470	57,385	231,040
Shares redeemed	(389,287)	(102,198)	(1,405,219)	(985,571)
Net increase (decrease) in shares outstanding	(75,781)	227,664	(516,425)	214,117
Shares outstanding, beginning of year	1,495,649	1,267,985	7,561,263	7,347,146
Shares outstanding, end of year	1,419,868	1,495,649	7,044,838	7,561,263

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
STATEMENTS OF CHANGES IN NET ASSETS

	New Century Alternative Strategies Portfolio
	Year Ended October 31, 2009	Year Ended October 31, 2008
FROM OPERATIONS
Net investment income	$1,941,362	$2,087,513
Net realized losses from security transactions	(12,689,464)	(4,079,115)
Capital gain distributions from regulated investment companies	3,563,874	5,212,537
Net change in unrealized appreciation (depreciation) on investments	22,991,658	(43,649,109)
Net increase (decrease) in net assets from operations	15,807,430	(40,428,174)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income (Note 1E)	(4,198,238)	(3,290,139)
From net realized gains on security transactions (Note 1E)	—	(2,850,232)
Decrease in net assets from distributions to shareholders	(4,198,238)	(6,140,371)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	35,102,853	66,371,741
Proceeds from redemption fees collected (Note 1B)	5,281	20,136
Net asset value of shares issued in reinvestment of distributions to shareholders	4,137,046	6,072,156
Payments for shares redeemed	(48,685,015)	(17,013,854)
Net increase (decrease) in net assets from capital share transactions	(9,439,835)	55,450,179

TOTAL INCREASE IN NET ASSETS	2,169,357	8,881,634

NET ASSETS
Beginning of year	136,998,576	128,116,942
End of year	$139,167,933	$136,998,576

UNDISTRIBUTED NET INVESTMENT INCOME (end of year)	$690,216	$1,308,842

CAPITAL SHARE ACTIVITY
Shares sold	3,534,810	5,294,506
Shares reinvested	427,823	469,255
Shares redeemed	(4,941,286)	(1,450,613)
Net increase (decrease) in shares outstanding	(978,653)	4,313,148
Shares outstanding, beginning of year	13,510,231	9,197,083
Shares outstanding, end of year	12,531,578	13,510,231

See accompanying notes to financial statements.

NEW CENTURY CAPITAL PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2009	2008	2007		2006		2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$11.76	$20.68	$17.23		$15.04		$13.38

Income (loss) from investment operations:
Net investment income (loss)	0.03	0.02	(0.06)		(0.08)		(0.09)
Net realized and unrealized gains(losses) on investments	1.50	(7.94)	3.51		2.27		1.75
Total from investment operations	1.53	(7.92)	3.45		2.19		1.66

Less distributions:
Distributions from net investment income	(0.03)	(0.14)	—		—		—
Distributions from net realized gains	—	(0.86)	—		—		—
Total distributions	(0.03)	(1.00)	—		—		—

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00	(a)	—		—

Net asset value, end of year	$13.26	$11.76	$20.68		$17.23		$15.04

TOTAL RETURN (b)	13.05%	(40.06% )	20.02%		14.56%		12.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$85,000	$84,119	$144,228		$123,888		$110,578

Ratio of expenses to average net assets (c)	1.41%	1.29%	1.25%		1.27%		1.35%

Ratio of net investment income (loss) to average net assets (d)	0.27%	0.08%	(0.32%	)	(0.47%	)	(0.57%	)

Portfolio turnover	4%	27%	21%		12%		13%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	The ratios of expenses to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$10.54	$16.13	$14.57	$13.15	$12.30

Income (loss) from investment operations:
Net investment income	0.22	0.25	0.19	0.17	0.15
Net realized and unrealized gains (losses) on investments	1.39	(4.69)	1.56	1.44	0.89
Total from investment operations	1.61	(4.44)	1.75	1.61	1.04

Less distributions:
Distributions from net investment income	(0.22)	(0.30)	(0.19)	(0.19)	(0.19)
Distributions from net realized gains	—	(0.85)	—	—	—
Total distributions	(0.22)	(1.15)	(0.19)	(0.19)	(0.19)

Proceeds from redemption fees collected	—	0.00 (a)	0.00 (a)	—	—

Net asset value, end of year	$11.93	$10.54	$16.13	$14.57	$13.15

TOTAL RETURN (b)	15.57%	(29.46% )	12.09%	12.37%	8.51%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$61,578	$62,423	$95,052	$85,799	$77,128

Ratio of expenses to average net assets (c)	1.45%	1.38%	1.35%	1.38%	1.38%

Ratio of net investment income to average net assets (d)	2.07%	1.71%	1.21%	1.20%	1.12%

Portfolio turnover	13%	22%	28%	22%	21%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	The ratios of expenses to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY OPPORTUNISTIC PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2009		2008	2007		2006		2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$7.08		$11.78	$9.45		$8.72		$7.30

Income (loss) from investment operations:
Net investment income (loss)	0.01		(0.05)	(0.05)		(0.08)		(0.06)
Net realized and unrealized gains (losses) on investments	0.88		(4.26)	2.38		0.81		1.48
Total from investment operations	0.89		(4.31)	2.33		0.73		1.42

Less distributions:
Distributions from net investment income	—		(0.05)	—		—		—
Distributions from net realized gains	—		(0.34)	—		—		—
Total distributions	—		(0.39)	—		—		—

Proceeds from redemption fees collected	0.00	(a)	0.00 (a)	—		—		—

Net asset value, end of year	$7.97		$7.08	$11.78		$9.45		$8.72

TOTAL RETURN (b)	12.57%		(37.74% )	24.66%		8.37%		19.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$11,316		$10,587	$14,935		$11,949		$6,891

Ratios of expenses to average net assets:
Before expense reimbursement and waived fees (c)	2.08%		1.79%	1.88%		2.00%		2.56%
After expense reimbursement and waived fees (c)	1.50%		1.50%	1.50%		1.50%		1.50%

Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and waived fees (d)	(0.47%	)	(0.89% )	(0.88%	)	(1.39%	)	(1.80%	)
After expense reimbursement and waived fees (d)	0.11%		(0.60% )	(0.50%	)	(0.89%	)	(0.74%	)

Portfolio turnover	10%		56%	47%		49%		19%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	The ratios of expenses to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY INTERNATIONAL PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2009	2008	2007		2006		2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$10.08	$20.06	$15.06		$12.12		$10.07

Income (loss) from investment operations:
Net investment income (loss)	0.13	0.28	0.03		(0.06)		(0.06)
Net realized and unrealized gains (losses) on investments	2.61	(9.47)	5.61		3.12		2.42
Total from investment operations	2.74	(9.19)	5.64		3.06		2.36

Less distributions:
Distributions from net investment income	(0.12)	(0.33)	(0.06)		—		—
Distributions from net realized gains	—	(0.46)	(0.58)		(0.12)		(0.31)
Total distributions	(0.12)	(0.79)	(0.64)		(0.12)		(0.31)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00	(a)	0.00	(a)	0.00	(a)

Net asset value, end of year	$12.70	$10.08	$20.06		$15.06		$12.12

TOTAL RETURN (b)	27.45%	(47.52% )	38.62%		25.35%		23.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$89,449	$76,234	$147,416		$102,945		$45,014

Ratios of expenses to average net assets:
Before expense reimbursement and waived fees (c)	1.44%	1.29%	1.35%		1.50%		1.55%
After expense reimbursement and waived fees (c)	1.44%	1.29% (e)	1.35%	(e)	1.50%	(e)	1.50%

Ratios of net investment income (loss) to average net assets:
Before expense reimbursement and waived fees (d)	1.23%	1.66%	0.11%		(0.46%	)	(0.72%	)
After expense reimbursement and waived fees (d)	1.23%	1.66% (e)	0.11%	(e)	(0.46%	)(e)	(0.67%	)

Portfolio turnover	11%	34%	10%		22%		3%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	The ratios of expenses to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income (loss) by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

(e)
Absent the recoupment of fees previously waived and reimbursed by the Advisor, the ratios of expenses to average net assets would have been 1.28%, 1.32%  and 1.41% and the ratios of net investment income (loss) to average net assets would have been 1.68%, 0.14% and (0.37%) for the years ended October 31, 2008, 2007 and 2006, respectively (Note 2).

See accompanying notes to financial statements.

NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$10.14	$13.93	$13.03	$11.99	$11.46

Income (loss) from investment operations:
Net investment income	0.14	0.27	0.18	0.21	0.15
Net realized and unrealized gains (losses) on investments	1.15	(3.39)	1.34	1.23	0.87
Total from investment operations	1.29	(3.12)	1.52	1.44	1.02

Less distributions:
Distributions from net investment income	(0.32)	(0.36)	(0.32)	(0.33)	(0.24)
Distributions from net realized gains	—	(0.31)	(0.30)	(0.07)	(0.25)
Total distributions	(0.32)	(0.67)	(0.62)	(0.40)	(0.49)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00 (a)	—	0.00 (a)

Net asset value, end of year	$11.11	$10.14	$13.93	$13.03	$11.99

TOTAL RETURN (b)	13.16%	(23.44% )	12.09%	12.32%	9.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000’s)	$139,168	$136,999	$128,117	$97,811	$76,560

Ratios of expenses to average net assets (c)	1.06%	1.00%	1.06%	1.08%	1.06%

Ratios of net investment income to average net assets (d)	1.46%	1.46%	1.07%	1.43%	1.06%

Portfolio turnover	27%	17%	8%	12%	11%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in the value of an investment in the Portfolio over the periods covered, which assumes dividends or capital gains distributions, if any, are reinvested in shares of the Portfolio. Returns shown do not reflect the taxes a shareholder would pay on Portfolio distributions, if any, or the redemption of Portfolio shares.

(c)	The ratios of expenses to average net assets do not reflect the Portfolio’s proportionate share of expenses of the underlying investment companies in which the Portfolio invests.

(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS
October 31, 2009

(1)	SIGNIFICANT ACCOUNTING POLICIES

New Century Portfolios (“New Century”) is organized as a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and currently offers shares of five series:  New Century Capital Portfolio, New Century Balanced Portfolio, New Century Opportunistic Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio (together, the “Portfolios”).  New Century Capital Portfolio and New Century Balanced Portfolio commenced operations on January 31, 1989.  New Century Opportunistic Portfolio and New Century International Portfolio commenced operations on November 1, 2000, and New Century Alternative Strategies Portfolio commenced operations on May 1, 2002.

Weston Financial Group, Inc. (the “Advisor”), a wholly-owned subsidiary of The Washington Trust Company, serves as the investment advisor to each Portfolio.  Weston Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Washington Trust Bancorp, Inc., serves as the distributor and principal underwriter to each Portfolio.

The investment objective of New Century Capital Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk.  This Portfolio seeks to achieve its objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign).

The investment objective of New Century Balanced Portfolio is to provide income, with a secondary objective to provide capital growth, while managing risk.  This Portfolio seeks to achieve its objectives by investing primarily in shares of other registered investment companies that emphasize investments in equities (domestic and foreign), fixed income securities (domestic and foreign), or in a composite of such securities.  This Portfolio maintains at least 25% of its assets in fixed income securities by selecting registered investment companies that invest in such securities.

The investment objective of New Century Opportunistic Portfolio is to provide capital growth, without regard to current income, while managing risk.  This Portfolio seeks to achieve its objective by investing primarily in shares of registered investment companies that emphasize investments in equities (domestic and foreign), fixed income securities that seek appreciation such as high-yield, lower rated debt securities (domestic or foreign), or other securities that are selected by those investment companies to achieve growth.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2009

The investment objective of New Century International Portfolio is to provide capital growth, with a secondary objective to provide income, while managing risk.  This Portfolio seeks to achieve its objectives by investing primarily in shares of registered investment companies that emphasize investments in equities and fixed income securities (foreign, worldwide, emerging markets and domestic).

The investment objective of New Century Alternative Strategies Portfolio is to provide long-term capital appreciation, with a secondary objective to earn income, while managing risk.  This Portfolio seeks to achieve its objectives by investing primarily in shares of other registered investment companies that emphasize alternative strategies.

The price of shares of each Portfolio fluctuates daily and there is no assurance that the Portfolios will be successful in achieving their stated investment objectives.

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.	Investment Valuation

Investments in shares of other open-end investment companies are valued at their net asset value as reported by such companies.  The Portfolios may also invest in closed-end investment companies, exchange traded funds, and to a certain extent, directly in securities.  Investments in closed-end investment companies, exchange traded funds and direct investments in securities are valued at market prices, as described in the paragraph below.  The net asset value as reported by open-end investment companies may be based on fair value pricing; to understand the fair value pricing process used by such companies, consult their most current prospectus.

Investments in securities traded on a national securities exchange or included in NASDAQ are generally valued at the last reported sales price, the closing price or the official closing price; and securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price.  It is expected that fixed income securities will ordinarily be traded in the over-the-counter market.  When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.  Other assets and securities for which no quotations are readily available or for which quotations the Advisor believes do not reflect market value are valued at their fair value as determined in good faith by the Advisor under the procedures established by the Board of Trustees.  Short-term investments are valued at amortized cost which approximates market value.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2009

GAAP establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.  Various inputs are used in determining the value of the Portfolios’ investments.  These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used to value each Portfolio’s investments as of October 31, 2009:

Valuation Inputs	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Level 1 – Quoted Prices	$85,076,521	$61,643,924	$11,326,010	$89,535,816	$132,917,575
Level 2 – Other Significant Observable Inputs	—	—	—	—	5,956,640
Level 3 – Significant Unobservable Inputs	—	—	—	—	—
Total	$85,076,521	$61,643,924	$11,326,010	$89,535,816	$138,874,215

As of October 31, 2009, all of the securities held by New Century Capital, New Century Balanced, New Century Opportunistic and New Century International Portfolios were valued using Level 1 inputs.  See each Portfolio’s Schedule of Investments for a listing of the securities valued using Level 1 inputs by security type, as required by GAAP.

The following is a summary of the inputs used to value the investments of New Century Alternative Strategies Portfolio as of October 31, 2009 by security type, as required by GAAP:

New Century Alternative Strategies Portfolio	Level 1	Level 2	Level 3	Total
Investment Companies	$131,987,966	$—	$—	$131,987,966
Structured Notes	—	5,956,640	—	5,956,640
Money Market Funds	929,609	—	—	929,609
Total	$132,917,575	$5,956,640	$—	$138,874,215

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2009

B.	Share Valuation

The net asset value per share of each Portfolio is calculated daily by dividing the total value of each Portfolio’s assets, less liabilities, by the number of shares outstanding.  The offering price and redemption price per share of each Portfolio is equal to the net asset value per share, except that shares of each Portfolio are subject to a redemption fee of 2% if redeemed within 30 days of the date of purchase.  No redemption fee is imposed on the exchange of shares among the various Portfolios of the Trust, the redemption of shares representing reinvested dividends or capital gain distributions, or on amounts representing capital appreciation of shares.  During the years ended October 31, 2009 and 2008, proceeds from redemption fees totaled $256 and $93, respectively, for New Century Capital Portfolio, $0 and $43, respectively, for New Century Balanced Portfolio, $657 and $29, respectively, for New Century Opportunistic Portfolio, $1,481 and $1,655, respectively, for New Century International Portfolio and $5,281 and $20,136, respectively, for New Century Alternative Strategies Portfolio. Any redemption fees collected are credited to paid-in capital of the applicable Portfolio.

C.	Investment Transactions

Investment transactions are recorded on a trade date basis.  Gains and losses on securities sold are determined on a specific identification method.

D.	Income Recognition

Interest, if any, is accrued on portfolio investments daily.  Dividend income and capital gain distributions are recorded on the ex-dividend date or as soon as the information is available if after the ex-date.

E.	Distributions to Shareholders

Dividends arising from net investment income, if any, are declared and paid semi-annually to shareholders of New Century Balanced and New Century Alternative Strategies Portfolios.  Dividends from net investment income, if any, are declared and paid annually to shareholders of New Century Capital, New Century Opportunistic and New Century International Portfolios. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed annually.  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2009

The tax character of distributions paid during the years ended October 31, 2009 and 2008 was as follows:

Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
New Century Capital Portfolio
October 31, 2009	$208,624	$—	$208,624
October 31, 2008	$998,890	$5,981,681	$6,980,571
New Century Balanced Portfolio
October 31, 2009	$1,229,934	$—	$1,229,934
October 31, 2008	$1,727,951	$4,963,213	$6,691,164
New Century Opportunistic Portfolio
October 31, 2009	$—	$—	$—
October 31, 2008	$65,157	$464,131	$529,288
New Century International Portfolio
October 31, 2009	$835,144	$—	$835,144
October 31, 2008	$2,455,459	$3,446,048	$5,901,507
New Century Alternative Strategies Portfolio
October 31, 2009	$4,198,238	$—	$4,198,238
October 31, 2008	$3,290,139	$2,850,232	$6,140,371

The differences between the book and tax basis of distributions for the years ended October 31, 2009 and 2008 are permanent in nature and are primarily due to differing treatments of net short-term gains.

F.	Cost of Operations

The Portfolios bear all costs of their operations other than expenses specifically assumed by the Advisor.  Expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio.

G.	Use of Estimates

In preparing financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent assets and liabilities, and revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(2)	INVESTMENT ADVISORY FEES, ADMINISTRATIVE AGREEMENT AND TRUSTEES’ FEES

Each Portfolio has a separate Investment Advisory Agreement with the Advisor.  Investment advisory fees for each Portfolio are computed daily and paid monthly.  The investment advisory fees for each Portfolio, except for New Century Alternative Strategies Portfolio, are computed at an annualized rate of 1% on the first $100 million of average daily net assets and .75% of average daily net assets exceeding that amount.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2009

The investment advisory fees for New Century Alternative Strategies Portfolio, however, are computed at an annualized rate of .75% of average daily net assets.  The advisory fees are based on the net assets of each of the Portfolios separately, and not on the total net assets of the Portfolios combined.

The Advisor has contractually agreed to limit the total expenses (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.50% of average net assets for each of the Portfolios.  The total expenses do not include a Portfolio’s proportionate share of expenses of the underlying investment companies in which such Portfolio invests. This contractual fee waiver is in place until October 31, 2010.  Accordingly, for the year ended October 31, 2009, the Advisor waived $61,513 of advisory fees for New Century Opportunistic Portfolio.  No waiver was necessary for New Century Capital, New Century Balanced, New Century International or New Century Alternative Strategies Portfolios.

Any advisory fees waived and/or any other operating expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Portfolio to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Portfolio’s current total operating expenses for such fiscal year does not exceed the applicable existing limitation on Portfolio expenses, and the reimbursement is made within three years after the year in which the Advisor incurred the expense.  During the year ended October 31, 2009, the Advisor did not recoup any fee waivers or expense reimbursements from New Century Opportunistic Portfolio.  The Advisor has recouped all fee waivers and expense reimbursements for New Century Balanced, New Century International and New Century Alternative Strategies Portfolios.  No fees have been waived or expenses reimbursed for New Century Capital Portfolio.

As of October 31, 2009, the amounts available for reimbursement that have been paid and/or waived by the Advisor on behalf of New Century Opportunistic Portfolio are $151,768.  As of October 31, 2009, the Advisor may recapture a portion of such amounts no later than the dates as stated below:

	October 31, 2010	October 31, 2011	October 31, 2012
New Century Opportunistic Portfolio	$48,660	$41,595	$61,513

Fees paid by the Portfolios pursuant to an Administration Agreement with the Advisor to administer the ordinary course of the Portfolios’ business are paid monthly based on actual expenses incurred in the overseeing of the Portfolios’ affairs.  All expenses incurred overseeing the Portfolios’ affairs are reimbursed monthly.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2009

The Portfolios pay each Trustee who is not affiliated with the Advisor a $16,000 annual retainer, paid quarterly, and a per meeting fee of $3,500.  The Portfolios will also pay each Trustee who is not affiliated with the Advisor a $3,500 special meeting fee if held independent of a regularly scheduled board meeting.  Trustees who are affiliated with the Advisor do not receive compensation from the Portfolios.

(3)	DISTRIBUTION PLAN AND OTHER TRANSACTIONS WITH AFFILIATES

The Portfolios have adopted a Distribution Plan (the “Plan”) under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder.  Under the Plan, each Portfolio may pay up to .25% of its average daily net assets to the Distributor for activities primarily intended to result in the sale of shares.  Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not “interested persons” of the Portfolios and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

During the year ended October 31, 2009, the Distributor received $146,003, $117,478, $26,283, $167,870 and $177,509 from New Century Capital, Balanced, Opportunistic, International and Alternative Strategies Portfolios, respectively, pursuant to the Plan.  As described below, these net amounts were offset by the sales commissions and other compensation received by the Distributor.

During the year ended October 31, 2009, the Distributor also received sales commissions and other compensation of $42,566, $26,361, $189, $17,430 and $148,524 in connection with the purchase of investment company shares by New Century Capital, Balanced, Opportunistic, International and Alternative Strategies Portfolios, respectively.  The Distributor has voluntarily agreed to reduce payments made by each Portfolio pursuant to the Plan in amounts equal to the sales commissions and other compensation.

Certain officers and Trustees of New Century are also officers and/or directors of the Advisor and the Distributor.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2009

(4)	INVESTMENT TRANSACTIONS

For the year ended October 31, 2009, the cost of purchases and the proceeds from sales of securities other than short-term investments and U.S. government securities were as follows:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Purchase of investment securities	$2,825,627	$7,182,600	$1,110,821	$8,274,683	$34,971,588
Proceeds from sales of investment securities	$2,748,535	$10,956,344	$938,873	$7,506,050	$36,430,281

(5)	TAX MATTERS

It is each Portfolio’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.  As provided therein, in any fiscal year in which a Portfolio so qualifies and distributes at least 90% of its taxable net income, the Portfolio (but not the shareholders) will be relieved of federal income tax on the income distributed.  Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Portfolio’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

For the year ended October 31, 2009, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements:

	Increase in Undistributed Net Investment Income	Decrease in Accumulated Net Realized Losses on Investments	Decrease in Paid-in Capital
New Century Capital Portfolio	$5,365	$(5,365)	$—
New Century Balanced Portfolio	23,799	(23,799)	—
New Century Opportunistic Portfolio	23	—	(23)
New Century International Portfolio	12,974	(12,974)	—
New Century Alternative Strategies Portfolio	1,638,250	(1,638,250)	—

These reclassifications did not change the net assets of the Portfolios.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2009

The tax character of distributable earnings at October 31, 2009 was as follows:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Undistributed ordinary income	$197,710	$286,958	$12,312	$407,805	$561,401
Net unrealized appreciation	9,379,739	2,105,224	421,431	14,227,866	568,900
Capital loss carryforwards	(10,655,627)	(3,669,851)	(2,341,208)	(9,435,573)	(11,470,560)
Total accumulated earnings (deficit)	$(1,078,178)	$(1,277,669)	$(1,907,465)	$5,200,098	$(10,340,259)

The following information is based upon the federal income tax cost of investment securities as of October 31, 2009:

	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
Federal income tax cost	$75,696,782	$59,538,700	$10,904,579	$75,307,950	$138,305,315
Gross unrealized appreciation	$12,733,677	$4,771,411	$1,111,421	$18,665,005	$11,949,722
Gross unrealized depreciation	(3,353,938)	(2,666,187)	(689,990)	(4,437,139)	(11,380,822)
Net unrealized appreciation	$9,379,739	$2,105,224	$421,431	$14,227,866	$568,900

The difference between the federal income tax cost of portfolio investments and the financial statement cost for New Century Balanced, Opportunistic and Alternative Strategies Portfolios is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP.  These “book/tax” differences are temporary in nature and for New Century Balanced and Opportunistic Portfolios are primarily due to the tax deferral of losses on wash sales.  For New Century Alternative Strategies Portfolio, the difference between tax basis undistributed ordinary income and undistributed net investment income is due to the differing requirements regarding accruing income on certain structured notes for tax purposes.

As of October 31, 2009, the Portfolios had the following capital loss carryforwards for federal income tax purposes.  These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2009

Expires October 31,	New Century Capital Portfolio	New Century Balanced Portfolio	New Century Opportunistic Portfolio	New Century International Portfolio	New Century Alternative Strategies Portfolio
2016	$10,164,003	$3,669,851	$2,341,208	$7,905,671	$1,409,701
2017	491,624	—	—	1,529,902	10,060,859
	$10,655,627	$3,669,851	$2,341,208	$9,435,573	$11,470,560

During the year ended October 31, 2009, the following amounts of capital loss carryforwards were utilized to offset current year realized gains:

New Century Balanced Portfolio	$401,286
New Century Opportunistic Portfolio	$31,585

The Portfolios recognize the tax benefits or expenses of uncertain tax positions only when the positions are “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the Portfolios’ tax positions taken on Federal income tax returns for all open tax years (tax years ended October 31, 2006 through October 31, 2009) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

(6)	CONTINGENCIES AND COMMITMENTS

New Century indemnifies its officers and Trustees for certain liabilities that might arise from the performance of their duties to the Portfolios.  Additionally, in the normal course of business, New Century, on behalf of its Portfolios, enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred.  However, based on experience, New Century expects the risk of loss to be remote.

(7)	RECENT ACCOUNTING PRONOUNCEMENT

In June 2009, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS 168”).  SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification™” (the “Codification”) as the source of authoritative accounting principles recognized by FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with GAAP.  All guidance contained in the Codification carries an equal level of authority.

NEW CENTURY PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2009

The Codification supersedes all existing non-SEC accounting and reporting standards.  All other non-grandfathered, non-SEC accounting literature not included in the Codification has become non-authoritative.  SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009 and therefore, the Portfolios have adopted SFAS 168 with these financial statements.  Management has evaluated this new pronouncement and has determined that it does not have a material impact on the determination or reporting of these financial statements.

(8)	SUBSEQUENT EVENTS

GAAP requires the Portfolios to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Portfolios are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, GAAP requires the Portfolios to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements on December 16, 2009 and has noted no such events.

NEW CENTURY PORTFOLIOS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
New Century Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of New Century Capital Portfolio, New Century Balanced Portfolio, New Century Opportunistic Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio, each a series of shares of beneficial interest of New Century Portfolios, as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Portfolios’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the custodian and broker.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Century Capital Portfolio, New Century Balanced Portfolio, New Century Opportunistic Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for the each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania
December 16, 2009

NEW CENTURY PORTFOLIOS
BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Overall responsibility for management of New Century rests with the Board of Trustees.  The Trustees serve during the lifetime of New Century and until its termination, or until death, resignation, retirement or removal.  The Trustees, in turn, elect the officers of New Century to actively supervise its day-to-day operations.  The officers have been elected for an annual term. The following table provides information regarding each Trustee and officer of New Century:

Name, Address and Age	Length of Time Served	Position(s) held with New Century	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees:
*Douglas A. Biggar 40 William Street, Suite 100 Wellesley, MA 02481 (age 62)	1988 - 12/31/09	Trustee	Managing Director, Weston Financial Group, Inc.; Vice President of Weston Securities Corporation.	5	None
*Wayne M. Grzecki 40 William Street, Suite 100 Wellesley, MA 02481 (age 58)	Since 1996 Since 1/1/10	President Trustee	President, Chief Operating Officer and Director Weston Financial Group, Inc.; President and Director of Weston Securities Corporation.	5	None
Non-Interested Trustees:
Stanley H. Cooper, Esq. One Ashford Lane Andover, MA 01810 (age 62)	Since 2008 Since 1988	Chairman Trustee	Attorney in private practice.	5	None
Roger Eastman, CPA 10682 Gulfshore Drive C-103 Naples, FL 34108 (age 79)	Since 1989	Trustee	Retired.	5	None
Michael A. Diorio, CPA 11 Calvin Drive Milford, MA 01757 (age 64)	Since 1988	Trustee	Retired October 2009. Executive Director, Milford Housing Authority - October 2004 - October 2009.	5	Director, Milford National Bank & Trust since 1996
Officers:
Ronald A. Sugameli 40 William Street, Suite 100 Wellesley, MA 02481 (age 57)	Since 1997	Vice President	Managing Director, Weston Financial Group, Inc.; Vice President of Weston Securities Corporation.

NEW CENTURY PORTFOLIOS
BOARD OF TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Name, Address and Age	Length of Time Served	Position(s) held with New Century	Principal Occupation(s) During Past 5 Years
Nicole M. Tremblay, Esq. 40 William Street, Suite 100 Wellesley, MA 02481 (age 35)	Since 2002	CFO, Treasurer, Chief Compliance Officer and Secretary	Vice President, Chief Compliance Officer, Weston Financial Group, Inc.; Vice President, Chief Compliance Officer, and General Securities Principal of Weston Securities Corporation.

*
Douglas A. Biggar and Wayne M. Grzecki are considered to be “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended.  Messrs. Biggar and Grzecki are interested persons because they are officers of the Advisor and Distributor.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”).  To obtain a free copy of the SAI, please call 1-888-639-0102.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Portfolios during the year ended October 31, 2009.  For the year ended October 31, 2009, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. New Century Capital, New Century Balanced, New Century International and New Century Alternative Strategies Portfolios intend to designate up to a maximum of $208,624, $1,229,934, $835,144 and $4,198,238, respectively, as taxed at a maximum rate of 15%. As required by federal regulations, complete information was computed and reported in conjunction with your 2008 Form 1099-DIV.

NEW CENTURY PORTFOLIOS
ABOUT YOUR PORTFOLIO’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment.  As a shareholder of the Portfolios, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other expenses.  The following examples are intended to help you understand ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets.  This figure is known as the expense ratio.  The examples in the tables below are based on an investment of $1,000 made at the beginning of the period shown (May 1, 2009) and held for the entire period (October 31, 2009).

The table below illustrates each Portfolio’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period.  The “Ending Account Value” shown is derived from each Portfolio’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Portfolios.  You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Portfolios under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Portfolios’ ongoing costs with those of other mutual funds.  It assumes that each Portfolio had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged.  In this case, because the return used is not the Portfolios’ actual returns, the results do not apply to your investment.  The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return.  You can assess each Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The Portfolios do not charge sales loads. However, a redemption fee of 2% is applied on the sale of shares of the Portfolios held for less than 30 days.

The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.  In addition, the calculations do not reflect the Portfolios’ proportionate shares of expenses of the underlying investment companies in which the Portfolios invest.

NEW CENTURY PORTFOLIOS
ABOUT YOUR PORTFOLIO’S EXPENSES (Unaudited) (Continued)

More information about the Portfolios’ expenses, including recent annual expense ratios, can be found in this report.   For additional information on operating expenses and other shareholder costs, please refer to the Portfolios’ prospectus.

New Century Capital Portfolio

	Account Value May 1, 2009	Beginning Account Value October 31, 2009	Ending Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,176.60	$7.79
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.05	$7.22

*
Expenses are equal to the New Century Capital Portfolio’s annualized expense ratio of 1.42% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

New Century Balanced Portfolio

	Account Value May 1, 2009	Beginning Account Value October 31, 2009	Ending Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,134.00	$7.85
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.85	$7.43

*
Expenses are equal to the New Century Balanced Portfolio’s annualized expense ratio of 1.46% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

New Century Opportunistic Portfolio

	Account Value May 1, 2009	Beginning Account Value October 31, 2009	Ending Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,165.20	$8.19
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.64	$7.63

*
Expenses are equal to the New Century Opportunistic Portfolio’s annualized expense ratio of 1.50% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NEW CENTURY PORTFOLIOS
ABOUT YOUR PORTFOLIO’S EXPENSES (Unaudited) (Continued)

New Century International Portfolio

	Account Value May 1, 2009	Beginning Account Value October 31, 2009	Ending Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,276.40	$8.38
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,017.85	$7.43

*
Expenses are equal to the New Century International Portfolio’s annualized expense ratio of 1.46% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

New Century Alternative Strategies Portfolio

	Account Value May 1, 2009	Beginning Account Value October 31, 2009	Ending Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,134.80	$5.87
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.71	$5.55

*
Expenses are equal to the New Century Alternative Strategies Portfolio’s annualized expense ratio of 1.09% for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NEW CENTURY PORTFOLIOS
TRUSTEES APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

Weston Financial Group, Inc. (“Weston”) serves as the investment adviser to each Portfolio of the Trust.  The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a Portfolio and its investment advisor will continue in effect from year to year only if its continuance is approved at least annually by the board of trustees, including by a vote of majority of the trustees who are not “interested persons” of the Portfolio (the “Independent Trustees”), cast in person at a meeting called for considering such approval.

At a regularly scheduled meeting of the Board of Trustees (the “Board”) of New Century Portfolios (the “Trust” or the “Portfolios”), held on September 24, 2009, the Board, including a majority of the Independent Trustees, voted to  approve the continuance of the existing Investment Advisory Agreements (collectively, the “Advisory Agreements”) for an additional one-year period through October 31, 2010 on behalf of each of the Capital, Balanced, Opportunistic, International and Alternative Strategies Portfolio and Weston. The Board approved the Advisory Agreements based on it’s review of qualitative and quantitative information provided by Weston. The approval was unanimous, and thus included a majority of the Independent Trustees and by a majority of the entire Board.

In reaching this decision, the Board, advised by the Portfolios independent counsel, took into consideration materials provided to them for their review of the Advisory Agreements at the September 24, 2009 Board meeting.  In addition, the Board considered information furnished to them from time to time by Weston at meetings of the Board and its Audit Committee Meetings.  At such meetings, the Trustees typically received, among other things, periodic information from the portfolio managers and other investment professionals of the Advisor relating to the performance of each Portfolio and the investment strategies used in pursuing each Portfolio’s investment objectives.

In advance of the September 24, 2009 Meeting, the Trustees requested and received materials specifically relating to each Portfolios’ current Advisory Agreement. The materials were prepared for the Meeting included the following: (i) expense analysis charts demonstrating fees, expenses and investment performance of the Portfolios to comparable groups of funds and benchmarks as classified by Morningstar; (ii) a memorandum prepared by independent counsel setting forth the Board’s fiduciary duties, responsibilities and the factors they should consider in their evaluation of the renewal of the Advisory Agreements; (iii) a memorandum provided by the Investment Company Institute titled, “Trends in the Fees and Expenses of Mutual Funds, 2008”; (iv) portfolio manager biographies, and (v) a copy of the Advisory Agreements.

NEW CENTURY PORTFOLIOS
TRUSTEES APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

The Board approved the renewal of the Advisory Agreements for a one-year period commencing November 1, 2009 based upon its evaluation of: (i) the long-term relationship between Weston and the Trust; (ii) Weston’s commitment to compliance; (iii) the nature, extent and quality of the services provided; (iv) the performance of each Portfolio; and (v) the costs of the services provided and the profitability of Weston’s relationship with the Portfolios.

In evaluating the various factors noted above, each Independent Trustee gave different weight to different items.  In general, the Trustees determined it was most significant that the proposed Advisory Agreements assure a continuity of relationships to service each of the Portfolios.  Further, the Trustees considered the Advisor’s management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios.  The Board also believes a long-term relationship with a capable, conscientious Advisor and personnel is in the best interest of shareholders and such shareholders have benefited from such continuity.  The Trustees noted specifically that Management has been extremely responsive to any issues raised by the Board. The Trustees also noted they had reviewed the compliance programs of the Advisor and relevant affiliates and expressed their pleasure with the strong relationship that has developed between the Board and the Trust’s Chief Compliance Officer.  In addition, evaluating the nature, quality and extent of the services provided by Weston to the Portfolios in the past and the services that are expected to continue in the future. The Trustees considered that Weston is a quality firm with a reputation for integrity and honesty. The Board also considered the time and attention devoted to the Portfolios by senior management, the administrative services performed by Weston, the commitment to compliance, and the financial support Weston provides to the Portfolios.

The Board noted that the Portfolios had been performing competitively in the industry and were pleased with their results, including their Morningstar ratings. The Board expressed their satisfaction with the experience and performance of the two portfolio managers noting the Advisor’s actions and other steps taken in response to unprecedented dislocations in the capital markets and sustained periods of volatility over recent periods.

The Board reviewed contractual investment advisory fee rates, including administrative fee and distribution fee rates and considered each Portfolios’ management fees and total expense ratios as compared to a group of similarly managed funds with the same

NEW CENTURY PORTFOLIOS
TRUSTEES APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

investment style and Morningstar Category and similar asset size as each Portfolio. The Board was advised that the investment advisory fees charged by the Portfolios were within an acceptable range based on the average of the investment advisory fees charged by other, similar funds within the industry.  It was noted that the Capital, Balanced, Opportunistic and International Portfolios do offer a breakpoint for assets in excess of $100 million that could lower the investment advisory fees as assets grow. The Board also discussed Weston’s expense limitation agreements with each Portfolio. Pursuant to these expense limitation agreements, Weston has agreed to waive fees and/or reimburse certain other expenses so that the ratio of total operating expenses of each Portfolio was limited to 1.50% of such Portfolio’s average net assets.

The Board also reviewed the average total expense ratios of similar equity mutual funds within the industry. They discussed the mutual funds’ fixed expenses, such as the use of outside service providers for transfer agency and fund accounting. It was also noted that, as a fund-of-funds complex, the Trust had a different expense ratio structure than most other funds within the industry.

The Board considered the extent to which economies of scale would be realized as the Portfolios grew and whether fee levels reflect these economies of scale for the benefit of shareholders.  To support such analysis, the Board reviewed each Portfolios’ gross and net expense ratios and expense caps and noted that certain Portfolio expenses are relatively fixed and unrelated to asset size and therefore confirmed Weston may enjoy some economies of scale as a Portfolio’s assets grow.  In addition, the Board confirmed that economies of scale are currently being shared equitably by the Advisor, its affiliates and the Portfolios for the benefit of shareholders. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of each advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Advisor, its affiliates and the Portfolios to continue to share such benefits equitably.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Advisor, the Board concluded with respect to each Portfolio that the management fees charged for advisory and related services, the Portfolios’ total expense ratios were fair and reasonable. Further, the Board noted the total fees and expenses of the Portfolios were deemed to be fair and reasonable with respect to other funds in the industry.  The Trustees also noted that the breakpoints and expense limitation agreements demonstrated Weston’s commitment to the Trust and its shareholders.

NEW CENTURY PORTFOLIOS
TRUSTEES APPROVAL OF INVESTMENT
ADVISORY AGREEMENTS (Unaudited) (Continued)

The Board reviewed the level of profits realized by the Advisor and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolios. The Board considered the fact that Weston and its affiliates received other compensation from the relationship such as fees as administrator and fees under a distribution (Rule 12b-1) plan and other direct and indirect benefits received by the Advisor and its affiliates in connection with their relationship with the Portfolios.

The Board concluded that, in light of the foregoing factors and nature, extent and quality of the services rendered, the profits realized by the advisor and its affiliates are reasonable.

In their deliberations, the Board did not rely upon comparisons of the services to be rendered and the amounts to be paid under the contract with those of other investment advisory contracts, such as contracts of the same or other investment advisers with other registered investment companies or other types of clients (i.e. pension funds and other institutional investors). These factors were considered not to be relevant in a situation where the Independent Trustees were determining whether to re-approve the Advisory Agreements with an existing entity on the same terms and conditions.

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INVESTMENT ADVISOR AND ADMINISTRATOR
Weston Financial Group, Inc.
Wellesley, MA

DISTRIBUTOR
Weston Securities Corporation
Wellesley, MA

COUNSEL
Greenberg Traurig, LLP
Philadelphia, PA

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Briggs, Bunting & Dougherty, LLP
Philadelphia, PA

TRANSFER AGENT
Ultimus Fund Solutions, LLC
Cincinnati, OH

CUSTODIAN
U.S. Bank, N.A.
Cincinnati, OH

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios. This report is authorized for distribution to prospective investors in the Portfolios only if preceded or accompanied by an effective Prospectus which contains details concerning the management fees, expenses and other pertinent information.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-888-639-0102, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-888-639-0102, or on the SEC’s website at http://www.sec.gov.

The Portfolios file a complete listing of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available without charge upon request by calling 1-888-639-0102, or on the SEC’s website at http://www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, or by calling 1-800-SEC-0330.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The names of the audit committee's co-financial experts are Roger Eastman and Michael Diorio.  Mr. Eastman and Mr. Diorio are “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $55,000 and $53,000 with respect to the registrant’s fiscal years ended October 31, 2009 and 2008, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $10,500 and $10,000 with respect to the registrant’s fiscal years ended October 31, 2009 and 2008, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended October 31, 2009 and 2008, aggregate non-audit fees of $10,500 and $10,000, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has a standing nominating committee responsible for the selection and nomination to serve as trustees of the registrant.  Although the nominating committee expects to be able to find an adequate number of qualified candidates to serve as trustees, the nominating committee is willing to consider nominations received from shareholders.  Shareholders wishing to submit a nomination should do so by notifying the Secretary of the registrant, in writing, at the following address: 40 William Street, Suite 100, Wellesley, Massachusetts 02481-3902.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   New Century Portfolios

By (Signature and Title)*	/s/ Wayne M. Grzecki
Wayne M. Grzecki, President

Date          January 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Wayne M. Grzecki
Wayne M. Grzecki, President

Date          January 5, 2010

By (Signature and Title)*	/s/ Nicole M. Tremblay
Nicole M. Tremblay, Treasurer

Date _       January 5, 2010

* Print the name and title of each signing officer under his or her signature.